                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





Date of report:  May 3, 2001

                            REALTY INCOME CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


     MARYLAND                   1-13318                      33-0580106
     --------                   -------                      ----------
    (State of           (Commission File Number)            (IRS Employer
  Incorporation)                                         Identification No.)

               220 WEST CREST STREET, ESCONDIDO, CALIFORNIA 92025
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (760) 741-2111
                                 --------------
              (Registrant's telephone number, including area code)


                                      NONE
                                      ----
          (former name or former address, if changed since last report)

LATHAM & WATKINS

May 2, 2001
Page 2



Item 5.   OTHER EVENTS.

         Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of up to 3,277,500 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), pursuant to the Company's shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on June 16, 1999 (File No. 333-80821), as amended by Amendment No. 1 filed with the Commission on July 13, 1999 (as so amended, the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7.  EXHIBITS.
         --------

1.1 Purchase Agreement, dated May 1, 2001, between Merrill Lynch & Co., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., First Union Securities, Inc., and Tucker Anthony Sutro Incorporated (as Representatives of the several Underwriters named on Schedule A thereto), and the Company.

8.1      Opinion of Latham & Watkins.

23.1     Consent of Latham & Watkins (contained in the opinion filed as Exhibit
         8.1 hereto).

LATHAM & WATKINS

May 2, 2001
Page 3


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 3, 2001
                                        REALTY INCOME CORPORATION



                                        By:     /s/ MICHAEL R. PFEIFFER, ESQ.
                                             ---------------------------------
                                              Name: Michael R. Pfeiffer, Esq.
                                              Title: Senior Vice President,
                                              General Counsel and Secretary

LATHAM & WATKINS

May 2, 2001
Page 4

                                  EXHIBIT INDEX





EXHIBIT NO.    DESCRIPTION


1.1 Purchase Agreement, dated May 1, 2001, between Merrill Lynch & Co., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., First Union Securities, Inc., and Tucker Anthony Sutro Incorporated (as Representatives of the several Underwriters named on Schedule A thereto), and the Company.

8.1            Opinion of Latham & Watkins.

23.1 Consent of Latham & Watkins (contained in the opinion filed as Exhibit 8.1 hereto).